FIRST AMENDMENT TO COLLATERAL TRUST AND INTERCREDITOR AGREEMENT FIRST AMENDMENT TO COLLATERAL TRUST AND INTERCREDITOR AGREEMENT, dated as of November 13, 2015 (this “Amendment”), among TALEN ENERGY SUPPLY, LLC (f/k/a PPL Energy Supply, LLC), a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors (as defined in the Intercreditor Agreement (as defined below)) identified on the signature pages to this Amendment, the other Persons from time to time party thereto, CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and CITIBANK, N.A., as Collateral Trustee (in such capacity, the “Collateral Trustee”). W I T N E S S E T H: WHEREAS, the Borrower, the Subsidiary Guarantors from time to time party thereto, the other Persons from time to time party thereto, the Administrative Agent and the Collateral Agent have entered into the Collateral Trust and Intercreditor Agreement, dated as of June 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”); WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement, dated as of June 1, 2015, among the Borrower, the Lenders (as defined therein) from time to time parties thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Amendment but not otherwise defined in this Amendment shall have the same meanings assigned thereto in the Intercreditor Agreement and/or the Credit Agreement, as applicable); WHEREAS, in accordance with Section 9.3(c) of the Intercreditor Agreement, the Credit Parties and the Collateral Trustee desire to amend the Intercreditor Agreement to cure a defect as set forth below; and WHEREAS, in accordance with Section 13.10(e) of the Credit Agreement, the Borrower and the Administrative Agent desire to amend the Intercreditor Agreement to cure a defect as set forth below. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1 Amendments to Intercreditor Agreement. Upon the satisfaction of the condition precedent set forth in Section 2 of this Amendment: (a) Section 5.2(b)(i) of the Intercreditor Agreement is hereby amended to delete the phrase “under a Secured Commodity Hedge” appearing in the third line thereof. (b) Section 5.2(b)(i)(B) of the Intercreditor Agreement is hereby amended to delete the word “Required” appearing therein. SECTION 2 Conditions of Effectiveness of this Amendment. This Amendment shall become effective without any further action or consent of any other Person upon the satisfaction or waiver

2 of the following conditions precedent in accordance with the terms of Section 9.3(c) of the Intercreditor Agreement and, as applicable, Section 13.10(e) of the Credit Agreement: (a) the Collateral Trustee shall have received duly executed counterparts to this Amendment from each party hereto; and (b) the Collateral Trustee and the Administrative Agent shall have received an officer’s certificate executed by an officer of the Borrower in form and substance reasonably acceptable to each of the Collateral Trustee and the Administrative Agent. SECTION 3 Reference to and Effect on the Intercreditor Agreement . (a) On and after the date hereof, each reference in the Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Intercreditor Agreement shall mean and be a reference to the Intercreditor Agreement, as amended by this Amendment, and each reference to the Intercreditor Agreement in the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement) shall mean the Intercreditor Agreement, as amended by this Amendment. (b) The Intercreditor Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party to the Intercreditor Agreement. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document under and as defined in the Credit Agreement. SECTION 4 Indemnification; Costs and Expenses. Each Credit Party hereby, jointly and severally, agrees to indemnify and reimburse each of the Administrative Agent and Collateral Trustee for its reasonable and documented out-of-pocket expenses, in each case, in connection with this Amendment, including the reasonable fees, charges and disbursements of one counsel for each of the Administrative Agent and the Collateral Trustee, all in accordance with the terms and conditions of Section 13.01 of the Credit Agreement. SECTION 5 Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. SECTION 6 Governing Law. Section 9.6(a) of the Intercreditor Agreement is incorporated herein by reference mutatis mutandis. SECTION 7 Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment. SECTION 8 Acknowledgement and Affirmation. Each Credit Party hereby expressly acknowledges, (i) all of its obligations under the Security Documents and the other Credit Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of

3 security interests pursuant to the Security Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment and (iii) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature Page to First Amendment to Collateral Trust and Intercreditor Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: TALEN ENERGY SUPPLY, LLC (f/k/a PPL Energy Supply, LLC) By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to First Amendment to Collateral Trust and Intercreditor Agreement SUBSIDIARY GUARANTORS: BARNEY M. DAVIS, LP By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer BRANDON SHORES LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer C/R TOPAZ HOLDINGS, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer FORT ARMISTEAD ROAD - LOT 15 LANDFILL, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer H.A. WAGNER LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer JADE POWER GENERATION HOLDINGS LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer LAREDO WLE, LP By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to First Amendment to Collateral Trust and Intercreditor Agreement LOWER MOUNT BETHEL ENERGY, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer NUECES BAY WLE, LP By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer PENNSYLVANIA MINES, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer BRUNNER ISLAND, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TALEN ENERGY MARKETING, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TALEN GENERATION, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TALEN INVESTMENT CORPORATION By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to First Amendment to Collateral Trust and Intercreditor Agreement MARTINS CREEK, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer MONTOUR, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer SUSQUEHANNA NUCLEAR, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN FS PROPERTY HOLDINGS LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN LOT 15 LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN POWER FINANCE LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN POWER FORT SMALLWOOD LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to First Amendment to Collateral Trust and Intercreditor Agreement RAVEN POWER GENERATION HOLDINGS LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN POWER MARKETING LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN POWER OPERATING LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RJS POWER HOLDINGS LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RJS POWER LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TOPAZ POWER GROUP GP II, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TOPAZ POWER GROUP LP II, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to First Amendment to Collateral Trust and Intercreditor Agreement TOPAZ POWER HOLDINGS, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to First Amendment to Collateral Trust and Intercreditor Agreement COLLATERAL TRUSTEE: CITIBANK, N.A. By: /s/ Kirkwood Roland Name: Kirkwood Roland Title: Managing Director and Vice President

Signature Page to First Amendment to Collateral Trust and Intercreditor Agreement ADMINISTRATIVE AGENT: CITIBANK, N.A. By: /s/ Kirkwood Roland Name: Kirkwood Roland Title: Managing Director and Vice President